EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

   The Board of Directors
   Interferon Sciences, Inc.

   We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                   KPMG PEAT MARWICK LLP

   New York, New York
   September 8, 1997